SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 August 7, 2002
                        --------------------------------
                            (Earliest Event Reported)



                             Synovus Financial Corp.
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                       1-10312                          58-1134883
--------------                ---------------                   ---------------
(State of                      (Commission File                 (IRS Employer
 Incorporation)                 Number)                          Identification
                                                                 Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                      -------------------------------------
                         (Registrant's Telephone Number)


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events.

         On August 7, 2002, the Chief Executive Officer and Chief Financial Officer of Synovus Financial Corp. executed the sworn statements required by SEC Order 4-460. The sworn statements were delivered to the SEC on August 8, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

         (c)      Exhibit
                  Number   Description
                  -------  -----------

                    99.1     Statement Under Oath of Principal Executive
                             Officer of Synovus Financial Corp. Regarding Facts and Circumstances Relating to Exchange Act Filings.

                    99.2 Statement Under Oath of Principal Financial Officer of Synovus Financial Corp. Regarding Facts and Circumstances Relating to Exchange Act Filings.











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


                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SYNOVUS FINANCIAL CORP.
                                             ("Registrant")


Dated: August 8, 2002                        By:/s/ Kathleen Moates
       ------------------------------           --------------------------------
                                                Kathleen Moates
                                                Senior Deputy General Counsel

















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